Securities Act Registration No. 333-36028
                                        Investment Company Act Reg. No. 811-9925


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No. __                      [ ]


                         Post-Effective Amendment No. 2                      [X]
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                 Amendment No. 3                             [X]
                        (Check appropriate box or boxes.)
                       -----------------------------------


                             GOLDEN GATE FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           100 Larkspur Landing Circle
                                    Suite 102
                              Larkspur, California                      94939
                    ----------------------------------------          ----------
                    (Address of Principal Executive Offices)          (Zip Code)

                                 (415) 925-4000
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                            Copy to:
Bruce J. Raabe
Collins & Company, LLC                      Richard L. Teigen
100 Larkspur Landing Circle                 Foley & Lardner
Suite 102                                   777 East Wisconsin Avenue
Larkspur, California  94939                 Milwaukee, Wisconsin  53202
---------------------------------------     ------------------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on October 31, 2002 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) (pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS                                                     OCTOBER 31, 2002


                            (GOLDEN GATE FUND LOGO)
              A MUTUAL FUND INVESTING IN GREAT BAY AREA COMPANIES

  The Golden Gate Fund is a no load mutual fund seeking long-term capital appreciation by investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Golden Gate Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
                           Toll Free:  (877) 785-5443
                             Local:  (415) 925-4010
                             www.GoldenGateFund.com


                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in Golden Gate Fund                                              1

Fees and Expenses                                                            4

Investment Objective and Strategies                                          4

Management of the Fund                                                       5

Distribution Plan                                                            5

The Fund's Share Price                                                       5

Purchasing Shares                                                            6

Redeeming Shares                                                             8

Dividends, Distributions and Taxes                                          11

Financial Highlights                                                        12

Share Purchase Application                                                  13


                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN GOLDEN GATE FUND

1. WHAT ARE THE FUND'S GOALS?

   Golden Gate Fund seeks long-term capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Fund invests in common stocks of United States companies headquartered in the greater San Francisco Bay Area. The greater San Francisco Bay Area includes the following counties:

          Alameda                  San Francisco            Santa Cruz
          Contra Costa             San Mateo                Solano
          Marin                    Santa Clara              Sonoma
          Napa


   The Fund follows no single investment selection criteria. The Fund invests in companies of all sizes and in any industry. At any time the Fund may hold both "growth" stocks and "value" stocks. The Fund's investment adviser generally will invest more of the Fund's assets in large and mid-cap companies (i.e., greater than $2.0 billion) than in smaller companies. The Fund invests in stocks the Fund's investment adviser believes will appreciate significantly over a one to two year period. However, the Fund may attempt to achieve its investment objective by active and frequent trading of common stocks. The Fund's investment adviser bases investment decisions on company specific factors, not general economic conditions.


   The companies in which the Fund invests have some or all of the following characteristics:

   o   Market leadership in industries with significant barriers to entry

   o Attractive valuation in relation to current and expected changes in revenue growth

   o Consistent earnings growth combined with a relatively low price/earnings ratio

   o Sufficient operating cash flow after capital investment relative to enterprise value

   o   Strong brand recognition relative to peers

   o   High level of capital utilization or return on invested capital

   o   Healthy and consistent operating margins

   o   Low volatility in revenues, cash flow and earnings

   o   Strong management and corporate culture

   o   Low dependence on external financing

   o   Commitment to research and development

   The Fund will sell companies if they no longer meet its investment criteria, or if better investment opportunities are available. From time to time companies held by the Fund may cease to be headquartered in the greater San Francisco Bay Area. The Fund will sell such companies within a year after the event resulting in the change of principal office.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

   o   MANAGER RISK:

       Fund management affects Fund performance. The Fund may lose money if the Fund managers' investment strategy does not achieve the Fund's objective or if the managers do not implement the strategy properly.

   o   MARKET RISK:

       Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

   o   REGIONAL CONCENTRATION RISK:

       The Fund's policy of concentrating its common stock investments in a geographic region means that it may be subject to adverse economic, political or other developments in the region. Many companies in the greater San Francisco Bay Area are technology companies. Technology companies may be subject to greater business risks and more sensitive to changes in economic conditions than companies in other industries. Company earnings in the technology sector may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Investors' enthusiasm for technology stocks can also change dramatically with the result that their stock prices may fluctuate sharply.

   o   RISK RELATED TO GROWTH STOCKS:

       Growth stocks tend to be more volatile than slower-growing value stocks because they usually reinvest a high proportion of their earnings in their own businesses and they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, because investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


   o   HIGH PORTFOLIO TURNOVER RISK:

       High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.


   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?


   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Standard & Poor's Composite Index of 500 Stocks and the Bloomberg San Francisco Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.



                                  TOTAL RETURN
                              (PER CALENDAR YEAR)

                              2001         -12.96%



Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 14.95% (quarter ended December 31, 2001) and the lowest return for a quarter was -23.59% (quarter ended September 30, 2001).



      The Fund's 2002 year to date total return is -28.38% (January 1, 2002 through the quarter ended September 30, 2002).



                                                                      SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                     DATE OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR         (JULY 1, 2000)
-----------------------------------------              ---------      -------------------
  Golden Gate Fund
      Return before taxes                               -12.96%             -20.56%
      Return after taxes on distributions(1)<F1>        -12.96%             -20.56%
      Return after taxes on distributions and
        sale of Fund shares(1)<F1>                       -7.89%             -16.25%
  S&P 500(2)<F2>                                        -11.88%             -13.47%
  Bloomberg San Francisco Index(3)<F3>                  -23.38%             -36.50%



(1)<F1> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. The returns of the S&P 500 reflect no deduction for fees, expenses or taxes.
(3)<F3> The Bloomberg San Francisco Index is a capitalization-weighted index designed to measure the performance of the San Francisco economy. All of the companies in the index are headquartered in the San Francisco area and have a minimum market capitalization of $10 million. The returns of the Bloomberg San Francisco Index reflect no deduction for fees, expenses or taxes.


                                FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases
    (as a Percentage of Offering Price)                       No Sales Charge
  Maximum Deferred Sales Charge (Load)                       No Deferred Sales
                                                                   Charge
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends and Distributions                    No Sales Charge
  Redemption Fee                                                    None(1)<F4>
  Exchange Fee                                                      None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees                                                  1.00%
  Distribution and/or Service (12b-1) Fees                         0.25%
  Other Expenses                                                   3.08%
  Total Annual Fund Operating Expenses                             4.33%
  Expense Reimbursement                                           (2.38%)
  Net Expenses                                                     1.95%(2)<F5>


(1)<F4>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F5> Our investment adviser has agreed to reimburse the Fund for expenses in excess of 1.95% of the Fund's average daily net assets.

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   $198        $612       $1,052      $2,275


                      INVESTMENT OBJECTIVE AND STRATEGIES

  As discussed above, the Fund seeks long-term capital appreciation by investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                             MANAGEMENT OF THE FUND

  Collins & Company, LLC (the "Adviser") manages the Fund's investments.

  The Adviser's address is:   100 Larkspur Landing Circle, Suite 102
                              Larkspur, California  94939
                              Telephone:  (415) 925-4000


  The Adviser has been in business since 1962. The Adviser's principal activities include equity portfolio management, as well as brokerage and investment research. The Adviser has over $420 million in assets under management. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.00% of its average net assets.


  Bruce J. Raabe is responsible for the day-to-day management of the Fund's portfolio. He is the senior portfolio manager. Mr. Raabe holds the Chartered Financial Analyst designation. He joined the Adviser in 1992 as an Account Executive (1992-94) and a Municipal Securities Principal (1992-present). Since then, Mr. Raabe has served as a Portfolio Manager (1993-94), General Securities Principal (1993-94) and Senior Portfolio Manager (1994-99). His current position with the Adviser is Chief Investment Officer; Mr. Raabe is also a member of the Adviser.

  Mr. Raabe is primarily responsible for the Adviser's day-to-day operations, and, in addition to the above positions, currently serves as Compliance Official (1997-present), Branch Office Manager (1996-present), Options Principal (1994-present), Municipal Securities Principal and NYSE Supervisory Analyst (1995-present) for the Adviser.

                               DISTRIBUTION PLAN

  The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and service fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investments and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums:


       A.  NEW ACCOUNTS                                              $2,000


       B.  EXISTING ACCOUNTS
       o   Dividend reinvestment                                 No Minimum
       o   Automatic Investment Plan                                 $   50
       o   All other accounts                                        $  100


   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at 1-877-785-5443.



   4. Make your check payable to "Golden Gate Fund, Inc." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.


   5.  Send the application and check to:

       BY FIRST CLASS MAIL


           Golden Gate Fund, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI  53201-0701


       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL


           Golden Gate Fund, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           615 East Michigan Street, 3rd Floor
           Milwaukee, WI  53202-5207


       PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.


   6. If you wish to open an account by wire, please call U.S. Bancorp Fund Services, LLC at 1-877-785-5443 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. You should wire funds to:


           U.S. Bank, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI  53202
           ABA #042000013


           Credit:
           U.S. Bancorp Fund Services, LLC
           Account #112-952-137


           Further Credit:
           Golden Gate Fund, Inc.
           (shareholder registration)
           (shareholder account number)

  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, "Servicing Agents" and each a "Servicing Agent") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any Purchase Application for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund are not available to residents in certain states and have not been registered for sale outside of the United States.

  The Fund will not issue certificates evidencing shares. The Fund will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following plans:

  o  Traditional IRA

  o  Roth IRA


  o  Coverdell Education Savings Account


  o  SEP-IRA

  o  Simple IRA

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund's transfer agent at 1-877-785-5443. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, in advance, at 1-877-785-5443 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o The redemption request is made within 30 days after an address change

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       BY FIRST CLASS MAIL


            Golden Gate Fund, Inc.
            c/o U.S. Bancorp Fund Services, LLC
            P.O. Box 701
            Milwaukee, WI  53201-0701


       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL


            Golden Gate Fund, Inc.
            c/o U.S. Bancorp Fund Services, LLC
            615 East Michigan Street, 3rd Floor
            Milwaukee, WI  53202-5207


       PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE


   1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed.
       Shares held in retirement plans cannot be redeemed by telephone.


   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.


   3.  Call U.S. Bancorp Fund Services, LLC at 1-877-785-5443 or
       1-414-765-4124.  PLEASE DO NOT CALL THE FUND OR THE ADVISER.


HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:


  o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.



  o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.


  o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS


   o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.



   o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


   o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.



   o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. The Fund and U.S. Bancorp Fund Services, LLC will not be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.



   o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.


   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

   o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with securities rather than cash.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.


You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling U.S. Bancorp Fund Services, LLC at 1-877-785-5443.


  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                                   YEARS ENDED JUNE 30,

                                                                                   2002       2001(1)<F6>
                                                                                  ------      -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                                $12.08         $15.00

Income from investment operations:
   Net investment loss(2)<F7>                                                      (0.12)         (0.13)
   Net realized and unrealized loss on investments                                 (2.74)         (2.79)
                                                                                  ------         ------
Total from investment operations                                                   (2.86)         (2.92)

Less distributions:
   Dividend from net investment income                                                --             --
   Distribution from net realized gains                                               --             --
                                                                                  ------         ------
Total from distributions                                                              --             --
                                                                                  ------         ------
Net asset value, end of year                                                      $ 9.22         $12.08
                                                                                  ------         ------
                                                                                  ------         ------

TOTAL INVESTMENT RETURN                                                            (23.7%)        (19.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                               2,168          2,498
Ratio of expenses (after reimbursement) to average net assets(3)<F8>                1.95%          1.95%
Ratio of net investment loss to average net assets(4)<F9>                          (1.18%)        (1.02%)
Portfolio turnover rate                                                           114.76%         89.26%



(1)<F6>   Commencement of operations July 1, 2000.
(2)<F7> Net investment loss per share is calculated using average shares outstanding.
(3)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 4.33% and 4.90%, respectively, for the years ended June 30, 2002 and 2001.
(4)<F9> If the Fund had paid all of its expenses, the ratios would have been (3.56%) and (3.97%), respectively, for the years ended June 30, 2002 and 2001.


   To learn more about the Golden Gate Fund, you may want to read the Golden Gate Fund's Statement of Additional Information (or "SAI"), which contains additional information about the Fund. The Golden Gate Fund has incorporated the SAI into this Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

   Additional information about the Golden Gate Fund's investments is available in the Golden Gate Fund's annual and semiannual reports to shareholders. In the Golden Gate Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Golden Gate Fund's performance during the last fiscal year.


   The SAI and the Golden Gate Fund's annual and semiannual reports are available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-877-785-5443.


   Prospective investors and shareholders who have questions about the Golden Gate Fund may also call the following number or write to the following address:

                           Golden Gate Fund
                           100 Larkspur Landing Circle, Suite 102
                           Larkspur, California  94939
                           1-877-785-5443

   The general public can review and copy information about the Golden Gate
Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Golden Gate Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

                           Public Reference Section
                           Securities and Exchange Commission
                           Washington, D.C. 20549-6009

   Please refer to the Golden Gate Fund's Investment Company Act File No. 811-9925 when seeking information about the Fund from the Securities and Exchange Commission.

                            (GOLDEN GATE FUND LOGO)
              A MUTUAL FUND INVESTING IN GREAT BAY AREA COMPANIES

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2002
-----------------------------------



                             GOLDEN GATE FUND, INC.
                           100 Larkspur Landing Circle
                                    Suite 102
                           Larkspur, California 94939




     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Golden Gate Fund, dated October 31, 2002. Requests for copies of the Prospectus should be made by writing to Golden Gate Fund, Inc. at 100 Larkspur Landing Circle, Suite 102, Larkspur, California 94939, Attention: Corporate Secretary or by calling U.S. Bancorp Fund Services, LLC at 1-877-785-5443.

     The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2002, of Golden Gate Fund (File No. 811-9925) as filed with the Securities and Exchange Commission on August 13, 2002:

     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-877-785-5443.

                             GOLDEN GATE FUND, INC.

                                Table of Contents

                                                                        Page No.
                                                                        -------


FUND HISTORY AND CLASSIFICATION...........................................  1

INVESTMENT RESTRICTIONS...................................................  1

INVESTMENT CONSIDERATIONS.................................................  3

DIRECTORS AND OFFICERS OF THE CORPORATION.................................  4

PRINCIPAL SHAREHOLDERS....................................................  6


INVESTMENT ADVISER AND ADMINISTRATOR......................................  8

DETERMINATION OF NET ASSET VALUE.......................................... 10

PERFORMANCE INFORMATION................................................... 11


DISTRIBUTION OF SHARES.................................................... 13

RETIREMENT PLANS.......................................................... 14

AUTOMATIC INVESTMENT PLAN................................................. 17

REDEMPTION OF SHARES...................................................... 17


SYSTEMATIC WITHDRAWAL PLAN................................................ 17


ALLOCATION OF PORTFOLIO BROKERAGE......................................... 18


CUSTODIAN................................................................. 19

TAXES..................................................................... 19


SHAREHOLDER MEETINGS...................................................... 21

CAPITAL STRUCTURE......................................................... 22


DESCRIPTION OF SECURITIES RATINGS......................................... 22

INDEPENDENT ACCOUNTANTS................................................... 23

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus, dated October 31, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by Golden Gate Fund, Inc.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     Golden Gate Fund, Inc., a Maryland corporation incorporated on April 25, 2000 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, Golden Gate Fund (the "Fund"). The Corporation is registered under the Investment Company Act of 1940 (the "Act"). The Fund commenced operations on July 1, 2000.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) sixty-seven percent (67%) of the Fund's shares present or represented at a shareholders meeting at which the holders of more than fifty percent (50%) of such shares are present or represented; or (ii) more than fifty percent (50%) of the outstanding shares of the Fund:

     1. The Fund will not purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

     2.  The Fund may sell securities short to the extent permitted by the Act.

     3. The Fund may write put and call options to the extent permitted by the Act.

     4. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of ten percent (10%) of the value of the Fund's net assets) or for emergency or extraordinary purposes.

     5.  The Fund may pledge or hypothecate its assets to secure its borrowings.

     6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the United States government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than thirty percent (30%) of the value of the Fund's total assets would be subject to such loans.

     7. The Fund will not make investments for the purpose of exercising control or management of any company.

     8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than ten percent (10%) of any class of securities, including voting securities, of such issuer or more than five percent (5%) of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to twenty-five percent (25%) of the Fund's total assets may be invested without regard to these limitations.

     9. The Fund will not invest twenty-five percent (25%) or more of the value of its total assets, determined at the time an investment is made, exclusive of United States government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

     10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

     11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

     12. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and options on futures contracts.

     The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

     1. The Fund will not invest more than fifteen percent (15%) of the value of its net assets in illiquid securities.

     2. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than three percent (3%) of any class of securities, including voting securities, of any registered investment company; (ii) more than five percent (5%) of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than ten percent (10%) of the Fund's net assets would be invested in shares of registered investment companies.

     3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

     4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

     The Fund's Prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

     The Fund invests in common stocks of United States companies headquartered in the greater San Francisco Bay Area. The greater San Francisco Bay Area includes the following counties:

     Alameda                        San Francisco                   Solano
     Contra Costa                   San Mateo                       Sonoma
     Marin                          Santa Clara
     Napa                           Santa Cruz


     In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions. In such circumstances, the Fund may invest in money market instruments. The money market instruments in which the Fund may invest include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of United States banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of One Hundred Million Dollars ($100,000,000) at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. A description of the foregoing ratings is set forth in "Description of Securities Ratings." Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.


     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over five percent (5%) of its net assets in repurchase agreements with maturities of more than seven (7) days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

     The percentage limitations set forth in this section are not fundamental policies and may be changed without shareholder approval.

     Generally, the Fund does not trade actively for short-term profits. However, if the objective of the Fund would be better served, short-term profits on losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one (1) year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one (1) year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in corresponding higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) that the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent they consist of net short-terms capital gains, will be considered ordinary income for federal tax purposes.


                    DIRECTORS AND OFFICERS OF THE CORPORATION


     As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Fund is the only mutual fund in a "fund complex," as such term is defined in the Act.) The name, age, address and principal occupations during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:







----------------------------------------------------------------------------------------------------------------------
                                                                                           Numbers of
                                                                                           Portfolios
                                             Term of                                       in the Fund       Other
                           Position(s)     Office and                                        Complex     Directorships
                            Held with       Length of         Principal Occupation(s)       Overseen        Held by
 Name, Address and Age     Corporation     Time Served          during Past 5 Years        by Director      Director
----------------------------------------------------------------------------------------------------------------------
"Disinterested Persons" of the Fund
----------------------------------------------------------------------------------------------------------------------
Thomas M. Comparet         Director      Indefinite,       Self-employed attorney               1             None
962 Hilgard, #203                        until successor
Los Angeles, CA  90024                   elected
Age: 69
                           2 years
----------------------------------------------------------------------------------------------------------------------
David C. Cuneo             Director      Indefinite,       Vice President of Calegari &         1             None
c/o Calegari & Morris                    until successor   Morris, an accounting firm
354 Pine Street                          elected
3rd Floor
San Francisco, CA  94104                 2 years
Age: 43
----------------------------------------------------------------------------------------------------------------------
Judd C. Iversen            Director      Indefinite,       Program Director and                 1             None
c/o University of                        until successor   Administrator, University of
 San Francisco                           elected           San Francisco
2130 Fulton Street
San Francisco, CA  94117                 2 years
Age: 58
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           Numbers of
                                                                                           Portfolios
                                             Term of                                       in the Fund       Other
                           Position(s)     Office and                                        Complex     Directorships
                            Held with       Length of         Principal Occupation(s)       Overseen        Held by
 Name, Address and Age     Corporation     Time Served          during Past 5 Years        by Director      Director
----------------------------------------------------------------------------------------------------------------------
Melinda Van der Reis       Director      Indefinite,       Manager of Recruitment and           1             None
c/o Townsend and                         until successor   Professional Development,
 Townsend and Crew LLP                   elected           Townsend and Townsend and
Two Embarcadero Center,                                    Crew LLP since August, 2000;
8th Floor                                2 years           Recruiting Director, Kelly
San Francisco, CA  94111                                   Law Registry until August,
Age: 33                                                    2000
----------------------------------------------------------------------------------------------------------------------
"Interested Persons" of the Fund
----------------------------------------------------------------------------------------------------------------------
Johanna L. Longfellow*     Director      Indefinite,       ffice Manager and Executive          1             None
c/o Collins &                            until successor   ecretary of Collins &
 Company, LLC                            elected           ompany, LLC
100 Larkspur Landing
 Circle                    Treasurer     One year term
Suite 102
Larkspur, CA  94939        2 years
Age: 67
----------------------------------------------------------------------------------------------------------------------
Bruce J. Raabe*            Director      Indefinite,       Senior Portfolio Manager,            1             None
c/o Collins &                            until successor   Compliance Officer and Chief
 Company, LLC                            elected           Investment Officer of Collins
100 Larkspur Landing                                       & Company, LLC
 Circle                    President     One year term
Suite 102
Larkspur, CA  94939        2 years
Age: 37
----------------------------------------------------------------------------------------------------------------------
John T. Burke*             Secretary     One year term     Portfolio Assistant, Collins         1             None
c/o Collins &                                              & Company, LLC, since
 Company, LLC                            1 year            September, 2000; employee of
100 Larkspur Landing                                       Wheelworks Bicycle Corp.
 Circle                                                    until September, 2000
Suite 102
Larkspur, CA  94939
Age: 31
----------------------------------------------------------------------------------------------------------------------
Justin D. Burt*            Vice          One year term     Portfolio Assistant, Collins         1             None
c/o Collins &              President                       & Company, LLC, since March,
 Company, LLC                                              1999; Investment Specialist,
100 Larkspur Landing                     2 years           Fidelity Investments October,
 Circle                                                    1997 to March, 1999
Suite 102
Larkspur, CA  94939
Age: 28
----------------------------------------------------------------------------------------------------------------------
Camille F. Wildes          Vice          One year term     Vice President of Fiduciary          1             None
c/o Fiduciary              President                       Management, Inc.
 Management, Inc.          of
225 East Mason Street      Compliance
Milwaukee, WI  53202                     2 years
Age: 50
----------------------------------------------------------------------------------------------------------------------
*    Ms. Longfellow and Messrs. Raabe, Burke and Burt are "interested persons" of the Fund because they are officers of the Corporation and Collins & Company, LLC. Ms. Wildes is an "interested person" of the Fund because she is an officer of the Corporation.

     The Corporation's Board of Directors has an Audit Committee whose members are Dave Cuneo and Melinda Van der Reis. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The Audit Committee met once during the Fund's fiscal year ended June 30, 2002.

     The Fund's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $250 for each meeting of the Board of Directors attended. During the fiscal year ended June 30, 2002, the Fund paid a total of $1,200 in fees to directors who were not officers of the Fund. The table below sets forth the aggregate compensation paid by the Fund to each of the directors during the Fund's fiscal year ended June 30, 2002:


                                                                                        Total
                         Aggregate     Pension or Retirement   Estimated Annual     Compensation
                        Compensation    Benefits Accrued As      Benefits Upon      from Company
   Name of Person       from Company   Part of Fund Expenses      Retirement      Paid to Directors
   --------------       ------------   ---------------------   ----------------   -----------------


"Disinterested Persons" of the Fund

Thomas M. Comparet          $250                 $0                   $0                $250

David C. Cuneo              $350                 $0                   $0                $350

Judd C. Iversen             $250                 $0                   $0                $250

Melinda Van der Reis        $350                 $0                   $0                $350

"Interested Persons" of the Fund

Johanna L. Longfellow         $0                 $0                   $0                  $0

Bruce J. Raabe                $0                 $0                   $0                  $0


     The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-l under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL SHAREHOLDERS


     Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 2002 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

Name and Address of Beneficial Owner      Number of Shares      Percent of Class
------------------------------------      ----------------      ----------------
Michael J. Collins                             32,899                15.01%
4890 Grande Road
Santa Rosa, CA  95404

Ruth M. Collins Trust                          28,148                12.84%
Ruth M. Collins, Trustee
c/o 373 Sausalito Blvd.
Sausalito, CA  94965

Theresa Collins Raabe Trust                    28,148                12.84%
Theresa Collins Raabe, Trustee
c/o 373 Sausalito Blvd.
Sausalito, CA  94965

Wongco Partnership                             24,655                11.25%
c/o 720 Market Street
San Francisco, CA  94102

Bruce and Theresa Raabe                        20,876                 9.52%
c/o 135 South Ridgewoods Road
Kentfield, CA  94904

Officer and directors as a group (9)           29,803                13.59%

     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2001.

                                                      Dollar Range of Equity
                  Name of Director                    Securities in the Fund
                  ----------------                    ----------------------

     "Disinterested Persons" of the Fund

     Thomas M. Comparet                                        None

     David C. Cuneo                                        $1 - $10,000

     Judd C. Iversen                                     $10,001 - $50,000

     Melinda Van der Reis                                $10,001 - $50,000

     "Interested Persons" of the Fund

     Johanna L. Longfellow                               $10,001 - $50,000

     Bruce J. Raabe                                        Over $100,000

                      INVESTMENT ADVISER AND ADMINISTRATOR

Investment Adviser


     The investment adviser to the Fund is Collins & Company, LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser is controlled by John P. Collins, Jr., the Managing Member of the Adviser.

     Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not officers of the Fund) and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund's Service and Distribution Plan, if any. For the foregoing, the Adviser receives a monthly fee of 1/12 of 1% (1.0% per annum) of the daily net assets of the Fund.

     The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.


     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 1.95% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


     For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 2002 and June 30, 2001, the Fund paid the Adviser fees of $23,685 and $20,269, respectively. During the fiscal years ended June 30, 2002 and June 30, 2001, the Adviser reimbursed the Fund $56,372 and $59,884, respectively, for expenses over 1.95% of the daily net assets of the Fund.


     The Advisory Agreement will continue in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.


     In approving the Advisory Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

     --   the nature and quality of the services offered by the Adviser;

     --   the reasonableness of the compensation payable to the Adviser;

     -- the Adviser's investment management capabilities, methodologies and performance;

     --   the Fund's expense ratio.

     Based upon its review the Board of Directors concluded that the Adviser's investment methodologies fit the Fund's investment policies, and that the Adviser had the capabilities, resources and personnel to manage the Fund effectively. Further, the Board concluded that based on the services the Adviser is required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interest of the Fund to continue the Advisory Agreement.

     The benefits derived by the Adviser from soft dollar arrangements are described under the caption, "ALLOCATION OF PORTFOLIO BROKERAGE." None of the directors who are "Disinterested Persons", or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


Administrator

     The administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the administration agreement entered into between the Fund and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) of the first Thirty Million Dollars ($30,000,000) of the Fund's average daily net assets and 1/12 of 0.10% (0.10% per annum) of the average daily net assets of the Fund in excess of Thirty Million Dollars ($30,000,000), subject to a fiscal year minimum of Twenty Thousand Dollars ($20,000). In addition to the above fees, the Administrator also charges the Fund varying fees for Blue Sky filing services. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) calendar days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) calendar days written notice to the Fund.


     For the fiscal years ended June 30, 2002 and June 30, 2001, the Fund paid the Administrator $5,137 and $4,554, respectively, pursuant to the Administration Agreement.


     The Advisory Agreement and the Administration Agreement provide that the Adviser and the Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. Common stocks that are listed on any national stock exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the date the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or quoted on the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

Short-term instruments (those with remaining maturities of sixty (60) days or less) are valued at amortized cost, which approximates market.

                             PERFORMANCE INFORMATION

     The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

     Any total rate of return quotation for the Fund will be for a period of three (3) or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of Ten Thousand Dollars ($10,000) at the beginning of the period by ten thousand (10,000). The net change in the value of a shareholder account is determined by subtracting Ten Thousand Dollars ($10,000) from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by Ten Thousand Dollars ($10,000). A root equal to the period, measured in years, in question is then determined and one
(1) is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:

                                             n
                                     P(1 + T)  = ERV


     P    =  a hypothetical initial investment of Ten Thousand Dollars ($10,000)
     T    =  average annual total return
     n    =  number of years
     ERV  =  ending redeemable value of a
             hypothetical Ten Thousand Dollar ($10,000) investment made at the beginning of the stated periods at the end of the stated periods

     The Fund's average annual compounded rates of return for the one-year period ended June 30, 2002 was -23.68%, and for the period July 1, 2000 (commencement of operations) through June 30, 2002 was -21.60%.

     Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D

     P     =  a hypothetical initial investment of $10,000
     T     =  average annual total return (after taxes on distributions)
     n     =  number of years
     ATV   =  ending value of a hypothetical $10,000 investment
        D     made at the beginning of the stated periods at the end of the stated periods after taxes on fund distributions but not after taxes on redemptions.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Fund's average annual compounded rates of return (after taxes on distributions) for the one-year period ended June 30, 2002 was -23.68%, and for the period July 1, 2000 (commencement of operations) through June 30, 2002 was -21.60%.

     Any average annual compounded rate of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

                                n
                          P(1+T)  = ATV
                                       DR

     P      =  a hypothetical initial investment of $10,000
     T      =  average annual total return (after taxes on distributions and redemptions)
     n      =  number of years
     ATV    =  ending value of a hypothetical $10,000 investment made at the
        DR     beginning of the stated periods at the end of the stated periods after taxes on fund distributions and redemptions.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

     The Fund's average annual compounded rates of return (after taxes on distributions and redemptions) for the one-year period ended June 30, 2002 was -14.54%, and for the period July 1, 2000 (commencement of operations) through June 30, 2002 was -16.83%.

     The foregoing results are based on historical performance and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal years ended June 30, 2002 and June 30, 2001 to keep aggregate annual operating expenses at or below 1.95% of the Fund's average daily net assets.

     An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks mutual funds based upon total return performance.) The Fund may also compare its performance to the Bloomberg San Francisco Index, Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.


                             DISTRIBUTION OF SHARES

     The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to one-quarter of a percent (0.25%) of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities.

If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1 under the Act, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

     The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Dave Cuneo, Judd Iversen, Melinda Van der Reis and Thomas Comparet are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.


     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended June 30, 2002, the Fund incurred fees of $5,921 pursuant to the Plan, $730 of which were used to pay printing and mailing expenses, $4,421 of which were used to pay advertising expenses, and $770 of which were used to pay broker fees.


                                RETIREMENT PLANS

     The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:


Individual Retirement Accounts and Coverdell Education Savings Account

     Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.


     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional ten percent (10%) tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2002 through 2005, and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRA exceed one hundred percent (100%) of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.


     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven (7) days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, twenty-five percent (25%) of compensation (disregarding for this purpose compensation in excess of Two Hundred Thousand Dollars ($200,000) per year). The Two Hundred Thousand Dollar ($200,000) compensation limit applies for 2002 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP-IRA Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a "SIMPLE IRA," although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to Seven Thousand Dollars ($7,000) per year to the SIMPLE IRA. The Seven Thousand Dollar ($7,000) limit applies for 2002. The applicable dollar limit will increase to $8,000 in 2003, $9,000 in 2004, and $10,000 in 2005. For years after
2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional "catch-up" contribution for the year of up to $500 in 2002, $1,000 in 2003, $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After
2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than one hundred (100) employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to twenty-five percent (25%) on withdrawals during the first two (2) years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two (2) years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


Retirement Plan Fees

     U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account; $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

     Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

     Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (415) 925-4000. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

     The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN


     The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least Ten Thousand Dollars ($10,000) at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts, Coverdell Education Savings Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (415) 925-4000.

     The minimum amount of a withdrawal payment is One Hundred Dollars ($100). These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Fund's transfer agent.


                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

     The Adviser may allocate brokerage to itself but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Under the Act, the Adviser is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. The Adviser, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which the Adviser is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. The Adviser will not receive higher commissions because of research services provided.


     During the fiscal year ended June 30, 2002 the Fund paid brokerage commissions of $8,661 on transactions having a market value of $5,480,297. During the same period the Fund paid the Adviser brokerage commissions of $8,661 (or 100% of the total commissions paid) on transactions having a total market value of $5,480,297 (or 100% of the aggregate amount of transactions). During the fiscal year ended June 30, 2001 the Fund paid brokerage commissions of $10,677 on transactions having a market value of $6,491,439. During the same period the Fund paid the Adviser brokerage commissions of $6,648 (or 62.3% of the total commissions paid) on transactions having a total market value of $4,802,207 (or 74.0% of the aggregate amount of transactions). Other than Collins & Company, LLC, all of the brokers to whom commissions were paid provided research services to the Adviser.


                                    CUSTODIAN


     U.S. Bank Institutional Trust and Custody ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, acts as the Fund's transfer agent and dividend disbursing agent.


                                      TAXES


     The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund so qualified in the fiscal year ended June 30, 2002. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.


     The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the seventy percent (70%) dividends-received deduction for domestic corporate shareholders.


     At June 30, 2002, the Fund had federal income tax capital loss carryforwards of $154,608 expiring in various amounts through June 30, 2010. To the extent the Fund realizes future net capital gains, they will be offset by any unused capital loss carryforward it has.


     Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six (6) months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


     The Fund may be required to withhold federal income tax at a rate of thirty percent (30%) ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

     The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

     The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten (10) or more shareholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either:
(1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the

Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Corporation's Articles of Incorporation permit the Board of Directors to issue One Billion (1,000,000,000) shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Corporation. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than fifty percent (50%) of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

                        DESCRIPTION OF SECURITIES RATINGS

     As described above, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc.. A brief description of the ratings symbols and their meanings follows:

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

     Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has been selected as the independent accountants for the Fund. As such PricewaterhouseCoopers LLP performs an audit of the Fund's annual financial statements and considers the Fund's internal control structure.

                                     PART C

                                OTHER INFORMATION

Item 23.      Exhibits
--------      --------

  (a)         Registrant's Articles of Incorporation.(1)

  (b)         Registrant's Bylaws. (1)

  (c)         See relevant portions of Articles of Incorporation and Bylaws.

  (d)         Investment Advisory Agreement with Collins & Company, LLC. (1)

  (e)         None.

  (f)         None.

  (g)         Custodian Agreement with U.S. Bank, N.A. (f/k/a Firstar Bank,
              N.A.) (1)

  (h)         (i)   Administration Agreement with Fiduciary Management, Inc. (1)


  (h)         (ii)  Transfer Agent Servicing Agreement with U.S. Bancorp Fund
                    Services, LLC (f/k/a Firstar Mutual Fund Services, LLC). (1)


  (i)         Opinion of Foley & Lardner, counsel for Registrant.

  (j)         Consent of PricewaterhouseCoopers LLP.

  (k)         None.

  (l)         Form of Subscription Agreement. (1)

  (m)         Service and Distribution Plan. (1)

  (n)         None.

  (o)         Code of Ethics of Registrant and Collins & Company, LLC.(2)

---------------
     (1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on May 1, 2000 and its accession number is 0000897069-00-000267.

     (2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto, Pre-Effective Amendment No. 1 was filed on June 9, 2000 and its accession number is 0000897069-00-000338

Item 24.  Persons Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.  Indemnification

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

     Section 7.  Indemnification.
     ---------   ---------------

          A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters

     Not Applicable.

Item 28.  Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Johanna Longfellow, at Registrant's corporate offices, 100 Larkspur Landing Circle, Suite 102, Larkspur, California 94939.

Item 29.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings

     Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur and State of California the 14th day of October, 2002.


                                         GOLDEN GATE FUND, INC.
                                         (Registrant)


                                         By: /s/ Bruce J. Raabe
                                             -----------------------------------
                                             Bruce J. Raabe, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

            Name                           Title                     Date
            ----                           -----                     ----

/s/ Bruce J. Raabe                (Principal Executive,        October 14, 2002
-----------------------------     Financial and Accounting
Bruce J. Raabe                    Officer) and a Director

/s/ Johanna Longfellow            Director                     October 17, 2002
-----------------------------
Johanna Longfellow

/s/ Melinda Van der Reis          Director                     October 17, 2002
-----------------------------
Melinda Van der Reis

/s/ David Cuneo                   Director                     October 28, 2002
-----------------------------
David Cuneo

/s/ Judd Iversen                  Director                     October 28, 2002
-----------------------------
Judd Iversen

/s/ Thomas Comparet               Director                     October 16, 2002
-----------------------------
Thomas Comparet

                                  EXHIBIT INDEX


Exhibit No.                             Exhibit
-----------                             -------

    (a)         Registrant's Articles of Incorporation.*

    (b)         Registrant's Bylaws.*

    (c)         See relevant portions of Articles of Incorporation and Bylaws.

    (d)         Investment Advisory Agreement with Collins & Company, LLC.*

    (e)         None.

    (f)         None.

    (g)         Custodian Agreement with U.S. Bank, N.A. (f/k/a Firstar Bank,
                N.A.)*

    (h)         (i)   Administration Agreement with Fiduciary Management, Inc.*


    (h)         (ii)  Transfer Agent Servicing Agreement with U.S. Bancorp Fund
                      Services, LLC (f/k/a Firstar Mutual Fund Services, LLC).*


    (i)         Opinion of Foley & Lardner, counsel for Registrant.

    (j)         Consent of PricewaterhouseCoopers LLP.

    (k)         None.

    (l)         Form of Subscription Agreement.*

    (m)         Service and Distribution Plan.*

    (n)         None.

    (p)         Code of Ethics of Registrant and Collins & Company, LLC.*

-----------------
* Incorporated by reference.